________________________________________________________________



                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report: August 13, 1998
(Date of earliest event reported)


NOVASTAR MORTGAGE FUNDING CORPORATION (as depositor under the Trust Agreement, dated as of August 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of NovaStar Mortgage Funding Trust, Series 1998-2 Home-Equity Loan Asset-Backed Bonds)


               NovaStar Mortgage Funding Corporation
      (Exact name of registrant as specified in its charter)


       Delaware                      333-44099              48-1195807
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                  Identification No.)


             1901 West 47th Street
                 Suite 105
                Westwood, Kansas                              66205
     (Address of Principal Executive Office)                (Zip Code)


 Registrant's telephone number, including area code:  (913) 514-3500


_________________________________________________________________

Item 5.   OTHER EVENTS.

          On or about August 19, 1998, the Registrant will cause the issuance and sale of approximately $315,000,000 aggregate principal amount of Home Equity Loan Asset-Backed Bonds, Series 1998-2 (the "Bonds"), pursuant to an Indenture to be dated as of August 1, 1998, between NovaStar Mortgage Funding Trust, Series 1998-2, as issuer and First Union National Bank, as indenture trustee.

          In connection with the sale of the Bonds, the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Bonds following the effective date of Registration Statement No. 333-44099, which Computational Materials are being filed as exhibits to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Bonds.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (c)  Exhibits:

               99   Computational Materials -- Computational
     Materials (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of the NovaStar Home Equity Loan Asset Backed-Bonds, Series 1998-2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVASTAR MORTGAGE FUNDING
                                     CORPORATION


                                   By:       /s/ David J. Lee
                                        Name:     David J. Lee
                                        Title:    Vice President


Dated: August 13, 1998

                        EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION              PAGE
    99            Computational Materials           6

                          EXHIBIT 99

                             FORM SE
           FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                       BY ELECTRONIC FILERS



NOVASTAR MORTGAGE FUNDING CORPORATION        0001052549
    Exact Name of Registrant as         Registrant CIK Number
        Specified in Charter

   FORM 8-K, AUGUST 13, 1998,
         SERIES 1998-2                        333-44099
Electronic Report, Schedule        SEC File Number, if available
or Registration Statement of
Which the Documents Are a Part
  (give period of report)



__________________________________________________________________
                Name of Person Filing the Document
                  (If Other than the Registrant)

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVASTAR MORTGAGE FUNDING
                                     CORPORATION

                                   By:   /s/ David J. Lee
                                        Name: David J. Lee
                                        Title:   Vice President


Dated: August 13, 1998

IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT IS
BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.

                           EXHIBIT INDEX

Exhibit No.                 Description                Format
    99                Computational Materials            P*

_____________________

* The Computational Materials have been filed in paper pursuant to a continuing hardship exemption from certain electronic filing requirements.